Exhibit 10.11
AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT
AMONG
NSI SOFTWARE, INC.
AND
THE HOLDERS NAMED HEREIN
OCTOBER 6, 2004

AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT
          THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of October 6, 2004 by and among (i) NSI Software, Inc., a Delaware corporation (the “Company”), (ii) the Series B Investors listed on Exhibit A hereto (each individually a “Series B Investor” and collectively, the “Series B Investors”) and (iii) the Series C Investors listed on Exhibit B hereto (each individually a “Series C Investor” and collectively, the “Series C Investors”). The Series B Investors and the Series C Investors, together with any other persons who shall hereafter acquire Registrable Securities (as hereinafter defined) and execute a counterpart hereto pursuant to the provisions of, and subject to the restrictions and rights set forth in, this Agreement, are referred to herein collectively as the “Holders” and individually as a “Holder.”
     WHEREAS, the Company’s predecessor, Network Specialists, Incorporated, and the Series B Investors are parties to a Registration Rights Agreement dated as of November 13, 2002, as amended on September 26, 2003 (the “Prior Agreement”); and
          WHEREAS, pursuant to a Series C Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”), the Company proposes to issue up to 7,717,398 shares of its Series C Stock to the Series C Investors; and
          WHEREAS, as a condition to entering into the Purchase Agreement, the Series C Investors have requested that the Company grant to them registration rights and certain other rights and covenants as set forth herein; and
          WHEREAS, the parties to the Prior Agreement wish to amend and restate the Prior Agreement to reflect the issuance of Series C Stock and to make certain other changes to the Prior Agreement pursuant to Section 3.1 thereof;
          WHEREAS, the Series B Investors who are parties to this Agreement are the holders of at least a majority of the outstanding Registrable Securities (as that term is defined in the Prior Agreement), as required for amendment of the Prior Agreement pursuant to Section 3.1 thereof; and
          WHEREAS, capitalized terms used in this Agreement shall have the meanings ascribed to them in Article 2 hereof.
          NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that, by the execution and delivery of this Agreement, the Prior Agreement be hereby amended and restated in its entirety as follows:
1. REGISTRATION RIGHTS
          1.1.1 Demand Registration Rights
          At any time after six (6) months following an IPO, one or more Series B Investors or Series C Investors holding, in the aggregate, at least twenty percent (20%) of the Registrable Securities then held by all Series B Investors and Series C Investors, may request registration for sale under the Act of all or part of the Registrable Securities then held by them, and upon such request the Company will promptly take the actions specified in Section 1.1.2.
          1.1.2. Demand Procedures
          Within ten (10) Business Days after receipt by the Company of a written registration request under Section 1.1.1 (which request shall specify the number of shares proposed to be registered and sold and the manner in which such sale is proposed to be effected), the Company shall promptly give written notice to all other Holders of the proposed demand registration, and such other Holders shall have the right to join in the proposed registration and sale, upon written request to the Company (which request shall specify the number of shares proposed to be registered and sold) within ten (10) Business Days after receipt of such notice from the Company. The Company shall thereafter, as expeditiously as practicable, use commercially reasonable efforts to (i) file with the SEC under the Act a registration statement on the appropriate form concerning all Registrable Securities specified in the demand request and all Registrable Securities with respect to which the Company has received the written request from the other Holders and (ii) cause the registration statement to be declared effective. At the request of the Holders requesting registration, the Company shall cause each offering pursuant to Section 1.1.1 to be managed, on a firm commitment basis, by a recognized regional or national underwriter selected by the participating Holders and approved by the Company, such approval not to be unreasonably withheld. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form. The Company shall not be obligated to effect more than three (3) registrations requested by the Holders under Section 1.1.1, provided, however, that any such request shall be deemed satisfied only when a registration statement covering all of the Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the Holders, has become effective.

          1.1.3. Delay by Company
          The Company shall not be required to effect a demand registration under the Act pursuant to Section 1.1.1 above if (i) the Company receives a request for registration under Section 1.1.1 less than 90 days preceding the anticipated effective date of a proposed underwritten public offering of securities of the Company approved by the Company’s Board of Directors prior to the Company’s receipt of the request and in such event the Company shall not be required to effect any such requested registration until 120 days after the effective date of such proposed underwritten public offering; (ii) within 120 days prior to any such request for registration, a registration of securities of the Company has been effected in which the Holders had the right to participate pursuant to this Section 1.1 or Section 1.3 hereof; or (iii) the Board of Directors of the Company reasonably determines in good faith that effecting such a demand registration at such time would have a material adverse effect upon a proposed sale of all (or substantially all) of the assets of the Company, or a merger, reorganization, recapitalization, or business combination materially affecting the capital structure or equity ownership of the Company, or would otherwise be seriously detrimental to the Company because the Company was then in the process of raising capital in the public or private markets; provided, however, that the Company may only delay a demand registration pursuant to this Section 1.1.3 for a period not exceeding 120 days (or until such earlier time as such transaction is consummated or no longer proposed) and may only defer any such filing pursuant to this Section 1.1.3 once per calendar year. The Company shall promptly notify in writing the Holders requesting registration of any decision not to effect any such request for registration pursuant to this Section 1.1.3, which notice shall set forth in reasonable detail the reason for such decision and shall include an undertaking by the Company promptly to notify such Holders as soon as a demand registration may be effected, and such Holders will hold the information in confidence.
          1.1.4. Reduction
          If a demand registration initiated by any Series B Investor or Series C Investors pursuant to Section 1.1.1 is an underwritten registration and the managing underwriters advise the Company and the Holders participating in the demand registration in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, then the amount of such shares that may be included in such registration shall be allocated pro rata among the Holders participating in the demand registration based on the number of shares of Registrable Securities held on a fully diluted basis with all other Holders of Registrable Securities.

          1.1.5. Withdrawal
          Holders participating in any demand registration pursuant to this Section 1.1 may withdraw at any time before a registration statement is declared effective, and the Company may withdraw such registration statement if no Registrable Securities are then proposed to be included (and if withdrawn by the Company the Holders shall not be deemed to have requested a demand registration for purposes of Section 1.1.1 hereof). If the Company withdraws a registration statement under this Section 1.1.5 in respect of a registration for which the Company would otherwise be required to pay expenses under Section 1.6.2 hereof, the Holders that shall have withdrawn shall reimburse the Company for all expenses of such registration in proportion to the number of shares each such withdrawing Holder shall have requested to be registered.
     1.2. Piggyback Registration Rights
          1.2.1. Request
          If at any time or times after the date of this Agreement the Company proposes to file a registration statement covering any of its securities under the Act (whether to be sold by it or by one or more selling stockholders), other than an offering pursuant to a demand registration under Section 1.1.1 or Section 1.3 hereof or an offering registered on Form S-8 or Form S-4, or successor forms relating to employee stock plans and business combinations, the Company shall, not less than 20 days prior to the proposed filing date of the registration form, give written notice of the proposed registration to all Holders specifying in reasonable detail the proposed transaction to be covered by the registration statement, and at the written request of any Holder delivered to the Company within 20 days after giving such notice, shall include in such registration and offering, and in any underwriting of such offering, all Registrable Securities as may have been designated in the Holder’s request. The Company shall have no obligation to include shares of Common Stock owned by any Holder in a registration statement pursuant to this Section 1.2, unless and until such Holder (a) in connection with any underwritten offering, agrees to enter into an underwriting agreement, a custody agreement and power of attorney and any other customary documents required in an underwritten offering all in customary form and containing customary provisions and (b) shall have furnished the Company with all information and statements about or pertaining to such Holder in such reasonable detail and on such timely basis as is reasonably deemed by the Company to be legally required with respect to the preparation of the registration statement.

          1.2.2. Reduction
          If a registration in which any Holder has the right or is otherwise permitted to participate pursuant to this Section 1.2 is (i) the IPO, the Company may limit, to the extent so advised in writing by the underwriters, the amount of securities (including Registrable Securities) to be included in the registration by the Company’s stockholders (including the Holders), or may exclude, to the extent so advised in writing by the underwriters, such securities (including Registrable Securities) entirely from the IPO, or (ii) an underwritten registration subsequent to the IPO and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company shall include in such registration (i) first, the shares proposed to be sold by Holders exercising rights under Section 1.2.1, allocated pro rata among such Holders in proportion to the number of Registrable Securities owned by them, (ii) second, by any other stockholders proposing to sell shares of Common Stock pursuant to such registration; and (iii) third, the shares proposed to be sold by the Company.
     1.3. Registration on Form S-3
          Subject to the limitations set forth in Section 1.1.3, if at any time the Company is eligible to use Form S-3 (or any successor form) for secondary sales any Series B Investor or Series C Investor may request (by written notice to the Company stating the number of Registrable Securities proposed to be sold and the intended method of disposition) that the Company file a registration statement on Form S-3 (or any successor form) for a public sale of all or any portion of the Registrable Securities beneficially owned by it, provided that the reasonably anticipated aggregate price to the public of such Registrable Securities shall be at least $1,000,000. At the written request of the Holder requesting such registration, such registration shall be for a delayed or continuous offering under Rule 415 under the Act. Upon receiving such request, the Company shall use commercially reasonable efforts to promptly file a registration statement on Form S-3 (or any successor form) to register under the Act for public sale in accordance with the method of disposition specified in such request, the number of shares of Registrable Securities specified in such request and shall otherwise carry out the actions specified in Section 1.1.2 and 1.4. There shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 1.3.
     1.4. Registration Procedures
          Whenever any Holder has requested that any shares of Common Stock be registered pursuant to Sections 1.1, 1.2 or 1.3 hereof, the Company shall, as expeditiously as reasonably possible:

          (1) prepare and file with the SEC a registration statement with respect to such shares and use commercially reasonable efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish counsel for such Holder with copies of all such documents proposed to be filed);
          (2) prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days (two (2) years in the case of a registration pursuant to Section 1.3 hereof), or until such earlier time as Holder has completed the distribution described in such registration statement, whichever occurs first;
          (3) furnish to such Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such Holder may reasonably request;
          (4) use commercially reasonable efforts to register or qualify such shares under such other securities or blue sky laws of such jurisdictions as such Holder requests (and to maintain such registrations and qualifications effective for the applicable period of time set forth in Section 1.4(2) hereof), and to do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of such shares (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not be required but for this subsection (4), (ii) subject itself to taxation in any such jurisdiction, or (iii) file any general consent to service of process in any such jurisdiction); provided that, notwithstanding anything to the contrary in this Agreement with respect to the bearing of expenses, if any such jurisdiction shall require that expenses incurred in connection with the qualification of such shares in that jurisdiction be borne in part or full by such Holder, then such Holder shall pay such expenses to the extent required by such jurisdiction;
          (5) notify such Holder, at any time when a prospectus relating thereto is required to be delivered under the Act within the period that the Company is required to keep the registration statement effective, of the happening of any event as a result of which the prospectus included in any such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and promptly prepare, file and furnish to the Holder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or, in light of the circumstances then existing, necessary to make the statements therein not misleading;
          (6) cause all such shares to be listed on securities exchanges, if any, on which similar securities issued by the Company are then listed (or if not then listed, on such exchanges as are requested by a majority of the participating Holders);
          (7) provide a transfer agent and registrar for all such shares not later than the effective date of such registration statement;
          (8) enter into such customary agreements and take all such other customary actions as such Holder reasonably requests (and subject to its reasonable approval) in order to expedite or facilitate the disposition of such shares;
          (9) make available for inspection by such Holder, by any underwriter participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by such Holder or by any such underwriter, all financial and other records, pertinent corporate documents, and properties (other than confidential intellectual property) of the Company; and
          (10) in connection with an underwritten offering pursuant to a registration statement filed pursuant to Section 1.1 hereof, enter into an underwriting agreement in customary form and containing reasonable customary provisions, including provisions for indemnification of underwriters and contribution, if so requested by any underwriter.
     1.5. Holdback Agreement
          (a) Notwithstanding anything in this Agreement to the contrary, if after any registration statement to which the rights hereunder apply becomes effective (and prior to completion of any sales thereunder), the Company’s Board of Directors determines in good faith that the failure of the Company to (i) suspend sales of stock under the registration statement or (ii) amend or supplement the registration statement, would have a material adverse effect on the Company, the Company shall so notify each Holder participating in such registration and each Holder shall suspend any further sales under such registration statement until the Company advises the Holder that the registration statement has been amended or that conditions no longer exist which would require such suspension, provided that the Company may impose any such suspension for no more than 60 days and no more than two (2) times during any twelve month period.

          (b) If requested by the Company or its underwriters, none of the Holders will sell their Registrable Securities for a specified period (not to exceed one hundred and eighty (180) days) following the effective date of the IPO; provided that (i) all executive officers, directors, holders of one percent (1%) or more of the Company’s outstanding Equity Securities, and all other persons with registration rights enter into similar agreements and (ii) that in the event any person subject to any lock-up agreement related to the offering (a “Released Person”) is released from the restrictions therein (the “Lock-up Restrictions”), a percentage of shares of the Common Stock held by each Holder equal to the amount of shares released in favor of such Released Person divided by the total number of shares of Common Stock held by such person that is subject to the Lock-up Restrictions shall be immediately and fully released from any remaining Lock-up Restrictions. Furthermore, with respect to any shares of the Company offered or traded in the public market (including pursuant to the IPO or any market that may develop pursuant to Rule 144A promulgated under the Securities Act), investors shall be permitted to acquire or dispose of any such shares without regard to such market standoff provision. The terms of the market standoff may not be amended as to any investment company without the consent of such investment company.
     1.6. Registration Expenses
          1.6.1. Holder Expenses
          If, pursuant to Sections 1.1, 1.2 or 1.3 hereof, Registrable Securities are included in a registration statement, then the Holder thereof shall pay all transfer taxes, if any, relating to the sale of its shares, and any underwriting discounts or commissions or the equivalent thereof applicable to the sale of its shares.
          1.6.2. Company Expenses
          Except for the fees and expenses specified in Section 1.6.1 hereof and except as provided below in this Section 1.6.2, the Company shall pay all expenses incident to the registration of shares by the Company and any Holders pursuant to Sections 1.1, 1.2 or 1.3 hereof, and to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, underwriting discounts, fees and expenses (other than any Holder’s portion of any underwriting discounts or commissions or the equivalent thereof), printing expenses, messenger and delivery expenses, and reasonable fees and expenses of counsel for the Company and a single counsel for all Holders selling shares and all independent certified public accountants and other persons retained by the Company.

          1.6.3. Indemnity and Contribution
          (a) In the event that any shares owned by a Holder are proposed to be offered by means of a registration statement pursuant to Section 1.1, 1.2 or 1.3 hereof, to the extent permitted by law, the Company agrees to indemnify and hold harmless such Holder, any underwriter participating in such offering, each officer, partner, manager and director of such person, each person, if any, who controls or may control such Holder or underwriter within the meaning of the Act and each representative of any Holder serving on the Board of Directors of the Company (such Holder or underwriter, its officers, partners, managers directors and representatives, and any such other persons being hereinafter referred to individually as an “Investor Indemnified Person” and collectively as “Investor Indemnified Persons”) from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and attorneys’ fees and disbursements, asserted against, resulting to, imposed upon or incurred by such Investor Indemnified Person, directly or indirectly (hereinafter referred to in this Section 1.6.3 in the singular as a “claim” and in the plural as “claims”), based upon, arising out of or resulting from any breach of representation or warranty made by the Company in any underwriting agreement or any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based upon, arises out of or results from information furnished to the Company in writing by such Investor Indemnified Person for use in connection with the registration statement.
          (b) Each Holder shall, if securities held by him or it are included among the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, and each person who controls (as defined in the Securities Act) the Company (the Company, its directors, officers and each person who controls the Company being hereinafter referred to individually as a “Company Indemnified Person” and collectively as “Company Indemnified Persons”), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company Indemnified Persons, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein; provided, however, that the obligations of such Holder hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold in such offering as contemplated herein.
          (c) The indemnification provisions set forth herein shall be in addition to any liability the Company or any Holder may otherwise have to the Investor Indemnified Persons or Company Indemnified Persons. The Company Indemnified Persons and Investor Indemnified Persons are hereinafter referred to as “Indemnified Persons.” Promptly after receiving notice of any claim in respect of which an Indemnified Person may seek indemnification under this Section 1.6.3, such Indemnified Person shall submit written notice thereof to either the Company or the Holders, as the case may be (sometimes being hereinafter referred to as an “Indemnifying Person”). The omission of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (a) such liability was caused or increased by such omission, or (b) the ability of the Indemnifying Person to reduce such liability was materially adversely affected by such omission. In addition, the omission of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have otherwise than hereunder. The Indemnifying Person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise or settlement (without admitting liability of the Indemnified Person) of any such claim asserted, such defense, compromise or settlement to be undertaken at the expense of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at its own expense, whom counsel for the Indemnifying Person shall keep informed and consult with in a reasonable manner; provided, however, that the Indemnified Person shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Person, if representation of such Indemnified Person by the counsel retained by the Indemnifying Person would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In the event the Indemnifying Person shall elect not to undertake such defense by its own representatives, the Indemnifying Person shall give prompt written notice of such election to the Indemnified Person, and the Indemnified Person shall undertake the defense, compromise or settlement (without admitting liability of the Indemnified Person) thereof on behalf of and for the account of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any claim if such settlement is effected without the consent of such Indemnifying Person (such consent not to be unreasonably withheld).

          (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Person, then the Indemnifying Person, in lieu of indemnifying such Indemnified Person hereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of any losses or claims in such proportion as is appropriate to reflect the relative fault of the Indemnified Person on the one hand and the Indemnifying Person on the other in connection with the statements or omissions that resulted in such losses or claims as well as any other relevant equitable considerations. The relative fault of the Indemnified Person and the Indemnifying Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Person or by the Indemnified Person and the parties’ relative intent, knowledge and access to information and opportunity to correct or prevent such statement or omission. In no event will the liability of any Holder for contribution exceed the net proceeds received by such Holder in any sale of securities to which such liability relates.
     1.7. Grant and Transfer of Registration Rights
     Except for registration rights granted by the Company after the date hereof which are subordinate to the rights of the Holders hereunder, the Company shall not grant any registration rights to any other person or entity without the prior written consent of holders of two-thirds of all Registrable Securities held by the Holders, on a fully-diluted as converted to Common Stock basis, which consent shall not be unreasonably withheld or delayed. Holders shall have the right to transfer or assign the rights contained in this Agreement (i) to any limited partner or affiliate of a Holder in connection with the transfer of any Registrable Securities; (ii) to any third party transferee acquiring at least five percent (5%) of all Equity Securities then outstanding, on a fully-diluted as converted to Common Stock basis; or (iii) in the event that the transferring or assigning Holder owns less than five percent (5%) of all Equity Securities on a fully-diluted as converted to Common Stock basis, to any third party transferee acquiring all (but not less than all) of the Registrable Securities held by such Holder; provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

     1.8. Information from Holder
          It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.
     1.9 Rule 144 Requirements
          Immediately after the date on which a registration statement filed by the Company under the Act becomes effective, the Company shall undertake to make publicly available, and available to the Holders, such information as is necessary to enable the Holders to make sales of Registrable Securities pursuant to Rule 144 of the Act. The Company shall furnish to any Holder, upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.
     1.10 Sale of Series B Stock or Series C Stock to Underwriter
          Notwithstanding any provision of this Agreement to the contrary, in lieu of converting any shares of Series B Stock or Series C Stock prior to the filing of any registration statement filed pursuant to this Agreement, the holder of such shares may sell such shares of Series B Stock or Series C Stock to the underwriters of the offering being registered upon the undertaking of such underwriters to convert the Series B Stock or Series C Stock to Common Stock, each such step to be effective at the closing of the offering. In such event, the Company agrees to cause the Common Stock issuable on the conversion of the Series B Stock or Series C Stock to be issued within such time period as will permit the underwriters to make and complete the distribution contemplated by the underwriting.
     1.11 Changes in Series B Stock, Series C Stock or Common Stock
          If, and as often as, there is any change in the Series B Stock, Series C Stock or Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Series B Stock, Series C Stock or Common Stock as so changed.

2. DEFINITIONS
          The capitalized terms contained in this Agreement shall have the following meanings unless otherwise specifically defined:
          “Act” shall mean the Securities Act of 1933, as amended.
          “Agreement” shall mean this Amended and Restated Registration Rights Agreement.
          “Business Day” shall mean Monday through Friday and shall exclude any federal or bank holidays observed in New York City.
          “Company” shall mean NSI Software, Inc., a Delaware corporation, or any successor thereto.
          “Common Stock” shall mean the common stock of the Company, $.001 par value per share.
          “Equity Securities” shall mean the Common Stock, the Series B Stock, the Series C Stock and any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock, any stock or security convertible into or exchangeable for Common Stock or any other stock, security or interest in the Company whether or not convertible into or exchangeable for Common Stock.
          “Holders” shall mean the Series B Investors and Series C Investors who hold Registrable Securities, and any other person or entity that is a valid transferee of the rights granted hereunder pursuant to Section 1.7 hereof.
          “Indemnified Person” shall have the meaning ascribed to that term in Section 1.6.3.
          “Indemnifying Person” shall have the meaning ascribed to that term in Section 1.6.3.
          “IPO” shall mean the initial public offering of the Company’s Equity Securities registered under the Act.
          “Series B Stock” shall mean the Series B Preferred Stock, par value $.01 per share, of the Company.
          “Series C Stock” shall mean the Series C Preferred Stock, par value $.01 per share, of the Company.

          “Registrable Securities” shall mean (i) shares of Common Stock, issued or issuable upon conversion of the Series B Stock, now held or subsequently acquired by the Holder, (ii) shares of Common Stock, issued or issuable upon conversion of the Series C Stock, now held or subsequently acquired by the Holder and (iii) any equity securities issued as a distribution with respect to or in exchange for or in replacement for any of the shares referred to in clauses (i) and (ii); provided, however, that Registrable Securities shall not include any securities that have been previously sold pursuant to a registration statement filed under the Act or under Rule 144 promulgated under the Act, or which have otherwise been transferred in a transaction in which the transferor’s rights under this Agreement are not assigned, or, as to any Holder, all of such Holder’s shares if all of such shares are then eligible for sale in a single transaction under Rule 144(k), promulgated under the Act.
          “SEC” shall mean the United States Securities and Exchange Commission.
3. MISCELLANEOUS
     3.1. Entire Agreement; Amendment
          This Agreement constitutes the entire agreement among the parties hereto with respect to the matters provided for herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. Subject to the provisions of Section 1.7 hereof, this Agreement may not be amended without the written consent of the Company and Holders who beneficially own at least a majority of the outstanding Registrable Securities then held by all Holders.
     3.2. Waiver
          No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instruments given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

     3.3. Termination
          This Agreement shall forthwith become wholly void and of no effect upon the earlier to occur of the following: (i) as to any Holder (including any assignee of Holder), at such time as all of such Holder’s Registrable Securities are then eligible for sale in a single transaction under Rule 144(k), promulgated under the Act, or (ii) seven years from the closing date of the Company’s IPO.
     3.4. No Third Party Beneficiaries
          Except to the extent that the rights hereunder are assigned in accordance with Section 1.7, it is the explicit intention and agreement of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.
     3.5. Binding Effect
          This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns, including any successor corporation upon a reincorporation of the Company into another jurisdiction.
     3.6. Governing Law
          This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York (excluding the choice of law rules thereof).
     3.7. Notices
          All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand-delivered, sent by overnight courier service or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

(i)	If to the Company:

NSI Software, Inc. Baker Waterfront Plaza Two Hudson Place, Suite 700 Hoboken, New Jersey 07030 Attention: Donald E. Beeler, Jr. Facsimile: (201) 656-2727
     with a copy (which shall not constitute notice) to:
Goldstein & DiGioia, LLP 45 Broadway, 11th Floor New York, New York 10006 Attention: Victor J. DiGioia Facsimile: (212) 557-0295

(ii)	If to ABS:

ABS Capital Partners IV, L.P. 400 East Pratt Street Suite 910 Baltimore, MD 21202 Attention: Laura Witt

with a copy (which shall not constitute notice) to:

Hogan & Hartson L.L.P. 111 South Calvert Street Suite 1600 Baltimore, Maryland 21202 Attention: Michael J. Silver

(iii)	If to any other Holder, such Holder’s address as appearing on the records of the Company.
Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand-delivered or mailed in the manner described above, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt or the delivery receipt being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

     3.8. Execution in Counterparts
          To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.

NSI SOFTWARE, INC.

By:

Name:

Title:

ABS CAPITAL PARTNERS IV, L.P. By: ABS Partners IV, LLC Its: General Partner
By:
	Name:	Laura Witt
	Title:	Managing Member

ABS CAPITAL PARTNERS IV-A, L.P. By: ABS Partners IV, LLC Its: General Partner
By:
	Name:	Laura Witt
	Title:	Managing Member

[Signature Page to Amended and Restated Registration Rights Agreement]

ABS CAPITAL PARTNERS IV OFFSHORE, L.P. By: ABS Partners IV, LLC Its: General Partner
By:
	Name:	Laura Witt
	Title:	Managing Member

ABS CAPITAL PARTNERS IV SPECIAL OFFSHORE, L.P. By: ABS Partners IV, LLC Its: General Partner
By:
	Name:	Laura Witt
	Title:	Managing Member

[Signature Page to Amended and Restated Registration Rights Agreement]

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

By:

Its:

By:

Name:

Title:

SELIGMAN INVESTMENT OPPORTUNITIES (MASTER) FUND-NTV PORTFOLIO

By:

Its:

By:

Name:

Title:

SELIGMAN INVESTMENT OPPORTUNITIES (MASTER) FUND-NTV II PORTFOLIO J&W

By:

Its:

By:

Name:

Title:

SELIGMAN NEW TECHNOLOGIES FUND, INC.

By:

Its:

By:

Name:

Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

DELL USA LP

By:

Its:

By:

Name:

Title:

THE FOLINO REVOCABLE LIVING TRUST

By:

Its:

By:

Name:

Title:

LAWRENCE KAPLAN

RICHARD FRIEDMAN

JEFFREY MARKOWITZ
[Signature Page to Amended and Restated Registration Rights Agreement]

RICHARD FELDMAN

DONALD S. TUCK

MARC SUVAL

STEWART L. KRUG

ERIK SILVER

MICHAEL GOLDSTEIN

STANLEY GOLDSTEIN

BARRY LAX

VICTOR J. DIGIOIA
[Signature Page to Amended and Restated Registration Rights Agreement]

BRIAN C. DAUGHNEY

SCOTT MEYERS

DONALD E. BEELER, JR.

LARRY BARATZ

LINDA BARATZ

ALLIANCE CAPITAL INVESTMENT CORP.

By:

Its:

By:

Name:

Title:

STUART W. SANDERSON
[Signature Page to Amended and Registration Rights Agreement]

STANLEY	KAPLAN
[Signature Page to Amended and Restated Registration Rights Agreement]

Exhibit A
Series B Investors

ABS Capital Partners IV L.P.
ABS Capital Partners IV–A L.P.
ABS Capital Partners IV Offshore, L.P.
ABS Capital Partners IV Offshore Special, L.P.
Seligman Communications and Information Fund, Inc.
Seligman Investment Opportunities (Master) Fund-NTV Portfolio
Seligman Investment Opportunities (Master) Fund-NTV II Portfolio
Seligman New Technologies Fund, Inc.
Dell USA LP
The Folino Revocable Living Trust
Alliance Capital Investment Corp.
Lawrence Kaplan
Richard Friedman
Jeffrey Markowitz
Richard Feldman
Donald S. Tuck
Marc Suval
Stewart L. Krug
Erik Silver
Michael Goldstein
Stanley Goldstein
Barry Lax
Victor J. DiGioia
Brian C.Daughney
Scott Meyers
Donald E. Beeler, Jr.
Larry Baratz
Linda Baratz
Stuart W. Sanderson
Stanley Kaplan

Exhibit B
Series C Investors

ABS Capital Partners IV, L.P.

ABS Capital Partners IV-A, L.P.

ABS Capital Partners IV Offshore, L.P.

ABS Capital Partners IV Special Offshore, L.P.

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